SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2000


                           Coda Music Technology, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-26192                                            41-1716250
(Commission File Number)                                  (IRS Employer
                                                         Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 937-9611
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

         On September 28, 2000, the Registrant issued press releases regarding important events at Net4Music SA, as the Registrant moves toward its strategic merger with Net4Music SA as announced August 27, 2000. The full text of the press releases, relating to securing digital distribution rights to the entire catalog of Schott Musik International and the hiring of British educational music publishing expert Mark Mumford as Vice President of Education, are set forth in Exhibit 99.1 and 99.2, respectively, which are attached hereto and are incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CODA MUSIC TECHNOLOGY, INC.


                                         By    /s/ John W. Paulson
Date  October 9, 2000                            John W. Paulson,
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

                           Coda Music Technology, Inc.
                             Form 8-K Current Report
                            Dated September 28, 2000




Exhibit
Number             Description

99.1 Press Release dated September 28, 2000 relating to distribution rights to Schott Musik International catalog

99.2 Press Release dated September 28, 2000 relating to hiring of Vice President of Education